UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 29, 2008

Angelica Corporation

(Exact name of registrant as specified in its charter)

Missouri (State or other jurisdiction of incorporation)	1-5674 (Commission File Number)	43-0905260 (I.R.S. Employer Identification No.)

424 South Woods Mill Road

Chesterfield, Missouri 63017-3406

(Address of principal executive office)(Zip Code)

(314) 854-3800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

                On July 29, 2008, Angelica Corporation, a Missouri corporation (the “Company”), issued a press release announcing that its shareholders voted to approve the Agreement and Plan of Merger, dated as of May 22, 2008, by and among the Company, Clothesline Holdings, Inc. and Clothesline Acquisition Corporation (the “Agreement and Plan of Merger”), at a special meeting of the Company’s shareholders.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.  The Agreement and Plan of Merger was originally filed by the company as an exhibit to its Current Report on Form 8-K filed May 23, 2008.

Item 9.01               Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release, dated July 29, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ANGELICA CORPORATION

Dated: July 29, 2008	/s/ Stephen M. O’Hara
Stephen M. O’Hara
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release, dated July 29, 2008